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                                                                    Exhibit 99.1

                          Certification of CEO and CFO
                     Regarding Quarterly Report on Form 10-Q
                    For the Quarter Ended September 30, 2002

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350, as adopted), Robert G. Funari, Chief Executive Officer of Syncor International Corporation (the "Company"), and William P. Forster, Chief Financial Officer of the Company, hereby certify that, to the best of their knowledge,

     1. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Covered Report"), which this Certification accompanies, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and



     2. The information contained in the Covered Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Covered Report and results of operations of the Company for the period covered by the Covered Report.

Dated:  November 19, 2002

                                      /s/ Robert G. Funari
                                      ------------------------------------------

                                      Robert G. Funari

                                      President and Chief Executive Officer





                                      /s/ William P. Forster
                                      ------------------------------------------

                                      William P. Forster

                                      Sr. Vice President and Chief Financial
                                       Officer